ETF2-P6 05/25

FRANKLIN TEMPLETON ETF TRUST (THE “TRUST”)
SUPPLEMENT DATED MAY 30, 2025
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED AUGUST 1, 2024, OF
FRANKLIN SYSTEMATIC STYLE PREMIA ETF (THE “FUND”)

On or about September 2, 2025, the investment management services provided by K2/D&S Management Co., L.L.C. (K2 Advisors), an indirect, wholly owned subsidiary of Franklin Resources, Inc. (Resources) and sub-advisor to the Fund, and the personnel of K2 Advisors who provide such services for the Fund, will be transferred to Franklin Advisers, Inc. (Advisers), a direct, wholly owned subsidiary of Resources and the investment manager of the Fund. In particular, Advisers will provide the same services to the Fund under its investment management agreement with the Fund that are currently provided by K2 Advisors under the sub-advisory agreement between Advisers and K2 Advisors with respect to the Fund. Employees of K2 Advisors who currently provide investment management and investment-related services to Advisers with respect to the Fund will become employees of Advisers and will continue to provide the same investment management and investment-related services to the Fund, and the current sub-advisory agreement between Advisers and K2 Advisors with respect to the Fund will be terminated.

Therefore, effective September 2, 2025, the Summary Prospectus, Prospectus and SAI of the Fund are amended as follows:

1. All references to “K2/D&S Management Co., L.L.C.,” “K2 Advisors” and “sub-advisor” as they relate to the sub-advisor of the Fund, including the services provided by, and payments made by the Fund’s investment manager to, the sub-advisor, are removed from the Summary Prospectus, Prospectus and SAI.

2. The following replaces the information regarding Robert Christian under the “Portfolio Managers” section in the Summary Prospectus and the “Fund Summary” section of the Prospectus:

Robert Christian

Portfolio Manager of Advisers and portfolio manager of the Fund since May 2024.

3. The following replaces the information regarding Robert Christian under the “Fund Details – Management” section of the Prospectus:

Robert Christian, Portfolio Manager of Advisers

Mr. Christian has been a co-lead portfolio manager of the Fund since May 2024. He joined Advisers in 2025, and joined K2/D&S Management Co., L.L.C., the Fund’s previous sub-advisor and affiliate of Advisers, in 2010.

Please retain this supplement for future reference.